EXHIBIT 99

TOUCHSTONE SOFTWARE CORPORATION 1538 TURNPIKE STREET NORTH ANDOVER, MA 01845 TRADED: OTC BB: TSSW.OB

AT THE COMPANY:
JASON K. RAZA
CEO AND PRESIDENT
(978) 686-6468

FOR IMMEDIATE RELEASE
TouchStone Software Corporation Signs Exclusive Affiliate Agreement with PDE Publications www.Drivers.com Website

Monday October 2, 2006

NORTH ANDOVER, Mass.--(BUSINESS WIRE)—October 2, 2006--TouchStone Software Corporation (OTCBB:TSSW - News) today announced it has signed an exclusive affiliate agreement with PDE Publications and its www.Drivers.com website. PDE Publications has agreed to prominently display links to Touchstone Software’s popular DriverAgent device driver update subscription service throughout its www.Drivers.com website.

The www.Drivers.com website generates in excess of 100,000 Unique Visitors per month for device driver related content to whom Touchstone Software’s DriverAgent service is directly targeted. The website has been a magnet for device driver related traffic since its launch in 1995 and is highly ranked by search engines including Google, Yahoo, Ask and MSN for driver related searches.

“TouchStone Software is aggressively pursuing the goal of driving targeted traffic to the DriverAgent subscription service and we expect PDE Publications’ www.Drivers.com website will become a valuable strategic partner in this effort moving forward,” said Jason Raza, president and chief executive officer of TouchStone Software Corporation. “We are pleased to partner with TouchStone Software in this effort and strongly believe DriverAgent’s superior technology will be very well received by our user community,” said Daniel Keegan president and chief executive officer of PDE Publications Inc.

Disclosure Statements

Safe Harbor Statement

This announcement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those projected in the forward-looking statements as a result of various factors including the ability of the company to successfully commercialize its new technologies as well as risk factors set forth under “Factors Affecting Future Operating Results” in the company’s annual report on Form 10-K and such other risks detailed from time to time in the company’s reports filed with the Securities and Exchange Commission. The company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Forward-Looking Statements

The foregoing contains forward-looking statements which include those regarding expected operating results for the second quarter and remainder of 2006. Actual results could vary perhaps materially and the expected results may not occur. Touchstone Software may not achieve its planned revenue realization rates; succeed in its efforts to grow its business, build upon its technology leadership or capture market share, notwithstanding related commitment or related investment. The company may not benefit from its strategic alliances or partnerships as anticipated, customers may not respond as favorably as anticipated to the company’s product or technical support offerings, or the company may not satisfactorily anticipate or meet its customers’ needs or expectations. Actual results are also subject to a number of other factors, including macro and other economic conditions both in the U.S. and internationally. The forward-looking statements contained in this release are also subject to other risks and uncertainties, including those more fully described in

Touchstone Software’s filings with the SEC including its annual report on Form 10-K for the year ended December 31, 2005 and its quarterly reports filed on Form 10-Q.

About Touchstone Software Corporation

TouchStone Software Corporation is a leading developer of innovative software designed to help people use complex technologies. The company’s products, which include BIOS Agent, BIOS Wizard and Driver Agent, are distributed worldwide via the Internet. TouchStone’s corporate headquarters are located at 1538 Turnpike Street, North Andover, MA 01845. Additional information on the Driver Agent service is available at www.driveragent.com and a one year subscription is $29.95. Additional information about TouchStone Software is available at www.touchstonesoftware.com.

NOTE: Touchstone Software, eSupport, Driver Agent are registered trademarks or trademarks of Touchstone Software Corporation and/or its affiliates